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                                                                   EXHIBIT 99.4

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined statements of income for the six month periods ended June 30, 1999 and 1998 and the unaudited pro forma condensed combined balance sheet at June 30, 1999 give effect to the merger of The B.F.Goodrich Company and Coltec Industries Inc as though Coltec had always been a part of BFGoodrich.

The unaudited pro forma combined financial data is presented for informational purposes only. They are not necessarily indicative of the results of operations or of the financial position which would have occurred had the merger been completed during the periods or as of the date for which the pro forma data are presented. They are also not necessarily indicative of the Company's future results of operations or financial position. In particular, BFGoodrich expects to realize significant operating cost savings as a result of the merger. No adjustment has been included in the pro forma combined financial data for these anticipated operating cost savings nor for the one-time merger and consolidation costs expected to be incurred upon consummation of the merger.

BFGoodrich is still in the process of reviewing the respective accounting policies of the two companies to determine if they are consistent or if they need to be conformed. As a result of this review, the historical financial statements may need to be restated to conform to those accounting policies that are most appropriate. No restatements of prior periods have been included in the unaudited pro forma combined financial data.

Pro forma per share amounts for the combined company are based on the exchange ratio of 0.56 of a share of BFGoodrich common stock for each share of Coltec common stock.


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              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 June 30, 1999
                            (In millions of dollars)


                                                                 The

                                                             BFGoodrich            Coltec            Pro Forma       Pro Forma

                                                               Company           Industries         Adjustments       Combined
                                                            ------------        -----------         -----------     -----------

ASSETS
Current Assets
  Cash and cash equivalents                                 $      96.9         $      28.8         $               $     125.7
  Short-term investments                                                                                                     --
  Accounts and notes receivable, net                              678.4               211.1                               889.5
  Inventories                                                     739.7               242.3                               982.0
  Deferred income taxes                                           151.4                24.3                               175.7
  Prepaid expenses and other assets                                36.5                81.3                               117.8
                                                            -----------         -----------         -----------     -----------
          Total Current Assets                                  1,702.9               587.8                  --         2,290.7
                                                            -----------         -----------         -----------     -----------


Property, plant, and equipment, net                             1,264.4               301.6                             1,566.0
Deferred Income Taxes                                              13.6                  --                                13.6
Prepaid Pension                                                   138.5                  --                51.5           190.0
Goodwill                                                          797.6               211.9                             1,009.5
Identifiable Intangible Assets                                    110.8                  --                               110.8
Other Assets                                                      266.1               106.9                               373.0
                                                            -----------         -----------         -----------     -----------
                                                            $   4,293.9             1,208.2                51.5         5,553.6
                                                            ===========         ===========         ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Short-term bank debt                                      $      39.3         $        --         $               $      39.3
  Accounts payable                                                330.2                96.2                               426.4
  Accrued expenses                                                422.1               286.5                               708.6
  Income taxes payable                                             55.3                  --                                55.3
  Current maturities of long-term debt                                                                                       --
    and capital lease obligations                                   1.8                 5.8                                 7.6
                                                            -----------         -----------         -----------     -----------
          Total Current Liabilities                               848.7               388.5                  --         1,237.2
                                                            -----------         -----------         -----------     -----------

Long-term Debt and Capital Lease Obligations                    1,189.9               540.6                             1,730.5
Pension Obligations                                                44.3                  --                32.7            77.0
Postretirement Benefits Other Than Pensions                       333.7                  --                               333.7
Other Non-current Liabilities                                      94.6               220.0                18.8           333.4
Deferred Income Taxes                                                --               148.1                               148.1
Mandatorily Redeemable Preferred Securities of Trust              123.8               146.3                               270.1

Shareholders' Equity
  Common stock                                                    382.2                 0.7               176.6           559.5
  Additional capital                                              548.4               647.1              (303.4)          892.1
  Income retained in the business                                 806.7              (733.1)                               73.6
  Accumulated other comprehensive income                          (12.5)              (22.0)                              (34.5)
  Common stock held in treasury, at cost                          (65.9)             (126.8)              126.8           (65.9)
  Unearned compensation                                              --                (1.2)                               (1.2)
                                                            -----------         -----------         -----------     -----------
          Total Shareholders' Equity                            1,658.9              (235.3)                 --         1,423.6
                                                            -----------         -----------         -----------     -----------
                                                            $   4,293.9         $   1,208.2         $      51.5     $   5,553.6
                                                            ===========         ===========         ===========     ===========

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          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                     For the Six Months Ended June 30, 1999


               (In millions of dollars, except per share amounts)






                                                                                Historical

                                                              Historical           Coltec        Pro Forma         Pro Forma

                                                              BFGoodrich         Industries     Adjustments        Combined
                                                             -----------        -----------     -----------       -----------


Sales                                                        $   2,117.3        $     757.9     $                 $   2,875.2
Operating costs and expenses:
  Cost of sales                                                  1,517.3              530.0                           2,047.3
  Selling and administrative costs                                 331.3              109.5                             440.8
  Merger-related and consolidation costs                            36.3                 --                              36.3
                                                             -----------        -----------     -----------       -----------
                                                                 1,884.9              639.5              --           2,524.4
                                                             -----------        -----------     -----------       -----------
Operating income                                                   232.4              118.4              --             350.8
Interest expense                                                   (42.6)             (25.2)                            (67.8)
Interest income                                                      1.9                0.4                               2.3
Gain on issuance of subsidiary stock                                  --                6.2                               6.2
Other income (expense) - net                                        (7.7)                --                              (7.7)
Interest expense and other, net                                       --                 --                                --
                                                             -----------        -----------     -----------       -----------
Income from continuing operations before income
  taxes, Trust distributions, and extraordinary items              184.0               99.8              --             283.8
Income tax expense                                                 (67.9)             (33.9)                           (101.8)
Distributions on Trust preferred securities                         (5.2)              (2.6)                             (7.8)
                                                             -----------        -----------     -----------       -----------
Income from continuing operations                                  110.9               63.3              --             174.2
Income from discontinued operations - net of taxes                    --                 --                                --
                                                             -----------        -----------     -----------       -----------
Income before extraordinary items                                  110.9               63.3              --             174.2
Extraordinary item - net of tax                                       --                 --                                --
                                                             -----------        -----------     -----------       -----------
Net income                                                   $     110.9        $      63.3     $        --       $     174.2
                                                             ===========        ===========     ===========       ===========

Basic earnings per share:
  Continuing operations                                      $      1.49        $      1.00                       $      1.59
  Discontinued operations                                             --                 --                                --
  Extraordinary item                                                  --                 --                                --
                                                             -----------        -----------                       -----------
  Net income                                                 $      1.49        $      1.00                       $      1.59
                                                             ===========        ===========                       ===========

Diluted earnings per share:
  Continuing operations                                      $      1.48        $      0.96                       $      1.56
  Discontinued operations                                             --                 --                                --
  Extraordinary item                                                  --                 --                                --
                                                             -----------        -----------                       -----------
  Net income                                                 $      1.48        $      0.96                       $      1.56
                                                             ===========        ===========                       ===========

Weighted average number of common and common
  equivalent shares outstanding - in millions
          Basic                                                     74.5               63.1                             109.8
          Diluted                                                   75.0               68.9                             113.6

Dividends paid per common share                              $      0.55        $        --

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          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                     For the Six Months Ended June 30, 1998

               (In millions of dollars, except per share amounts)




                                                                                Historical

                                                              Historical          Coltec         Pro Forma         Pro Forma

                                                              BFGoodrich        Industries      Adjustments         Combined
                                                             -----------        -----------     -----------       -----------



Sales                                                        $   1,948.7        $     769.2     $                 $   2,717.9
Operating costs and expenses:
  Cost of sales                                                  1,416.4              572.0                           1,988.4
  Selling and administrative costs                                 304.2              125.1                             429.3
  Merger-related and consolidation costs                              --                 --                                --
                                                             -----------        -----------     -----------       -----------
                                                                 1,720.6              697.1              --           2,417.7
                                                             -----------        -----------     -----------       -----------
Operating income                                                   228.1               72.1              --             300.2
Interest expense                                                   (37.1)             (28.3)                            (65.4)
Interest income                                                      3.8                 --                               3.8
Gain on issuance of subsidiary stock                                  --               56.2                              56.2
Other income (expense) - net                                        (7.2)                --                              (7.2)
Interest expense and other, net                                       --                 --                                --
                                                             -----------        -----------     -----------       -----------
Income from continuing operations before income
  taxes, Trust distributions, and extraordinary items              187.6              100.0              --             287.6
Income tax expense                                                 (72.3)             (34.0)                           (106.3)
Distributions on Trust preferred securities                         (5.2)              (1.1)                             (6.3)
                                                             -----------        -----------     -----------       -----------
Income from continuing operations                                  110.1               64.9              --             175.0
Income from discontinued operations - net of taxes                  (1.6)                --                              (1.6)
                                                             -----------        -----------     -----------       -----------
Income before extraordinary items                                  108.5               64.9              --             173.4
Extraordinary item - net of tax                                       --               (4.3)                             (4.3)
                                                             -----------        -----------     -----------       -----------
Net income                                                   $     108.5        $      60.6     $        --       $     169.1
                                                             ===========        ===========     ===========       ===========

Basic earnings per share:
  Continuing operations                                      $      1.50        $      0.98                       $      1.59
  Discontinued operations                                          (0.02)                --                             (0.01)
  Extraordinary item                                                  --              (0.06)                            (0.04)
                                                             -----------        -----------                       -----------
  Net income                                                 $      1.48        $      0.92                       $      1.54
                                                             ===========        ===========                       ===========

Diluted earnings per share:
  Continuing operations                                      $      1.46        $      0.95                       $      1.55
  Discontinued operations                                          (0.02)                --                             (0.01)
  Extraordinary item                                                  --              (0.06)                            (0.04)
                                                             -----------        -----------                       -----------
  Net income                                                 $      1.44        $      0.89                       $      1.50
                                                             ===========        ===========                       ===========

Weighted average number of common and common
  equivalent shares outstanding - in millions
          Basic                                                     73.1               65.9                             110.0
          Diluted                                                   75.1               69.2                             113.9

Dividends paid per common share                               $     0.55        $        --